                    U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 17, 2000

                       VOICE MOBILITY INTERNATIONAL, INC.
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                 (Name of Small Business Issuer in its Charter)


           NEVADA                                      33-0777819
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(State or Other Jurisdiction of          (I.R.S. Employer Identification Number)
Incorporation or Organization)




180-13777 Commerce Parkway, Richmond, British Columbia, Canada       V6V 2X3
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         (Address of Principal Executive Offices)                   (Zip Code)

                                 (604) 482-0000
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                           (Issuer's Telephone Number)

Item 5. Other Events

     On April 17, 2000, Voice Mobility International, Inc. issued a press release announcing the appointment of David Scott and Morgan Sturdy as Directors, followed by a press release issued on May 9, 2000 announcing the resignation of Edith M. Both as a Director.

          Exhibit No                        Exhibits
          ----------                        --------

            10-16 Press Release of Voice Mobility International, Inc. Dated April 17, 2000



                        Press Release of Voice Mobility International, Inc.
            10-17       Dated May 9, 2000

                                   SIGNATURES
                                   ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     VOICE MOBILITY INTERNATIONAL, INC.


Date: May 15,2000                             By: /s/Thomas O'Flaherty
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                                            Thomas O'Flaherty
                                              President and Director